UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2017

Cardiovascular Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1225 Old Highway 8 Northwest
St. Paul, Minnesota 55112-6416
(Address of Principal Executive Offices and Zip Code)
(651) 259-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Stockholder Securities Litigation

As previously disclosed, Cardiovascular Systems, Inc. (the “Company”) is party to Shoemaker v. Cardiovascular Systems, Inc. et al., filed in the United States District Court for the District of Minnesota (the “Court”). On March 29, 2017, the Court granted the Company’s Motion to Dismiss the Plaintiffs’ Class Action Complaint and dismissed Plaintiffs’ amended complaint without prejudice. The Court granted the Plaintiffs’ request for leave to amend their complaint, which amended complaint must be filed within 90 days of the Court’s order.

Micro Crown Approval

On March 30, 2017, the Company issued press releases announcing regulatory approval for the Diamondback 360 Coronary Orbital Atherectomy System Micro Crown in Japan and the United States. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated March 30, 2017 regarding approval in Japan.
99.2	Press release dated March 30, 2017 regarding approval in the United States.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 30, 2017

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Laurence L. Betterley
Laurence L. Betterley Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 30, 2017 regarding approval in Japan.
99.2	Press release dated March 30, 2017 regarding approval in the United States.